                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 AMEDNMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              HATHAWAY CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated July 20, 2001 as set forth in the pages attached hereto:

Item 7. Pro Forma Financial Information and Exhibits.

     b)   Pro Forma Financial Information.

     The following presents the Company's unaudited pro forma financial information for the fiscal year ended June 30, 2000 and as of and for the nine months ended March 31, 2001. The pro forma statements of operations for the year ended June 30, 2000 and the nine months ended March 31, 2001 give effect to the sale of the Company's joint venture investment in Si Fang as if it had occurred on July 1, 1999. The unaudited pro forma balance sheet as of March 31, 2001 has been prepared as if the sale had occurred on that date. The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable.

     The unaudited pro forma financial information is for informational purposes only and does not purport to present what the Company's results would actually have been had these transactions actually occurred on the dates presented or to project the Company's results of operations or financial position for any future period. The information set forth below should be read together with (i) the Hathaway Corporation consolidated financial statements as of June 30, 2000 and 1999 and for each of the years in the three-year period ended June 30, 2000, including the notes thereto, included in the Hathaway Corporation Annual Report on Form 10-K for the fiscal year ended June 30, 2000, and (ii) the Hathaway Corporation unaudited consolidated financial statements as of March 31, 2001 and for each of the nine-months periods ended March 31, 2001 and 2000, including the notes thereto, included in the Hathaway Corporation Form 10-Q.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HATHAWAY CORPORATION

DATE: August 31, 2001                   By: /s/ Richard D. Smith
                                           ---------------------
                                           President, Chief Executive Officer
                                           and Chief Financial Officer


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                              HATHAWAY CORPORATION
                  UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 2001
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                                    PRO FORMA
                                                                  HISTORICAL(a)    ADJUSTMENTS       PRO FORMA
                                                                  -------------    -----------       ---------
ASSETS
Current Assets:
   Cash, cash equivalents and restricted cash                        $ 2,104         $ 3,020 (b)      $ 5,124
   Trade receivables, net of allowance for doubtful accounts           8,071                            8,071
   Inventories, net                                                    5,620                            5,620
   Other current assets                                                1,128                            1,128
                                                                     -------         -------          -------
Total current assets                                                  16,923           3,020           19,943
Long term assets                                                       4,043          (1,985)(c)        2,058
                                                                     -------         -------          -------
Total Assets                                                         $20,966         $ 1,035          $22,001
                                                                     =======         =======          =======

LIABILITIES AND STOCKHOLDERS' INVESTMENT
Current Liabilities:
   Accrued liabilities and other                                     $ 6,495                          $ 6,495
   Other                                                               2,451             352 (d)        2,803
                                                                     -------         -------          -------
Total Liabilities                                                      8,946             352            9,298
                                                                     -------         -------          -------
Total Stockholders' Investment                                        12,020             683 (e)       12,703
                                                                     -------         -------          -------
Total Liabilities and Stockholders' Investment                       $20,966         $ 1,035          $22,001
                                                                     =======         =======          =======

See accompanying notes to unaudited pro forma consolidated financial statements.

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                              HATHAWAY CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 2000
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                            PRO FORMA
                                                        HISTORICAL(a)      ADJUSTMENTS       PRO FORMA
                                                        -------------      -----------       ---------
Revenues                                                   $ 45,133          $     --          $ 45,133
Cost of products sold                                        28,175                --            28,175
                                                           --------          --------          --------
Gross margin                                                 16,958                --            16,958

Operating costs and expenses:
   Selling                                                    6,433                --             6,433
   General and administrative                                 5,194                (5)(f)         5,189
   Engineering and development                                4,274                --             4,274
   Amortization of intangibles and other                         83                --                83
                                                           --------          --------          --------
Total operating costs and expenses                           15,984                (5)           15,979
                                                           --------          --------          --------
Operating income                                                974                 5               979

Other income (expense), net:
   Equity income from investment in joint ventures              698              (670)(g)            28
   Other expense, net                                           (68)               --               (68)
                                                           --------          --------          --------
Total other income (expense), net                               630              (670)              (40)
                                                           --------          --------          --------
Income before income taxes                                    1,604              (665)              939
(Provision) benefit for income taxes                           (129)              226 (h)            97
                                                           --------          --------          --------
Net income                                                 $  1,475          $   (439)         $  1,036
                                                           ========          ========          ========
Basic net income per share                                 $   0.34          $  (0.10)         $   0.24
                                                           ========          ========          ========
Diluted net income per share                               $   0.31          $  (0.09)         $   0.22
                                                           ========          ========          ========
Basic weighted average shares outstanding                     4,341             4,341             4,341
                                                           ========          ========          ========
Diluted weighted average shares outstanding                   4,785             4,785             4,785
                                                           ========          ========          ========


See accompanying notes to unaudited pro forma consolidated financial statements.

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                              HATHAWAY CORPORATION
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 2001
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              PRO FORMA
                                                          HISTORICAL(a)      ADJUSTMENTS       PRO FORMA
                                                          -------------      -----------       ---------
Revenues                                                   $ 35,812          $     --          $ 35,812
Cost of products sold                                        22,374                --            22,374
                                                           --------          --------          --------
Gross margin                                                 13,438                              13,438

Operating costs and expenses:
   Selling                                                    4,725                --             4,725
   General and administrative                                 4,005                (9)(f)         3,996
   Engineering and development                                3,452                --             3,452
   Amortization of intangibles and other                        572                --               572
                                                           --------          --------          --------
Total operating costs and expenses                           12,754                (9)           12,745
                                                           --------          --------          --------
Operating income (loss)                                         684                 9               693

Other income (expenses), net:
   Equity income from investment in joint ventures              771              (771)(g)            --
   Other expense, net                                          (148)               --              (148)
                                                           --------          --------          --------
Total other income (expense), net                               623              (771)             (148)
                                                           --------          --------          --------
Income before income taxes                                    1,307              (762)              545
(Provision) benefit for income taxes                           (267)              259 (h)            (8)
                                                           --------          --------          --------
Net income                                                 $  1,040          $   (503)         $    537
                                                           ========          ========          ========
Basic net income per share                                 $   0.23          $  (0.11)         $   0.12
                                                           ========          ========          ========
Diluted net income per share                               $   0.21          $  (0.10)         $   0.11
                                                           ========          ========          ========
Basic weighted average shares outstanding                     4,476             4,476             4,476
                                                           ========          ========          ========
Diluted weighted average shares outstanding                   4,844             4,844             4,844
                                                           ========          ========          ========


See accompanying notes to unaudited pro forma consolidated financial statements.

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                              HATHAWAY CORPORATION
         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(a) Represents historical results of operations and balance sheet information derived from financial statements included in the Company's 2000 10-K and March 31, 2001 Form 10-Q, as applicable

(b)  The adjustment reflects the proceeds from the sale of Si Fang

(c) The adjustment reflects the sale of the net investment in Si Fang as of March 31, 2001

(d) The adjustment reflects the effect of the tax liability and reversal of previously recorded deferred taxes resulting from the sale of Si Fang, calculated using a federal statutory rate of 34%

(e) The adjustment reflects the gain on the sale of the investment in Si Fang, net of income taxes, as of March 31, 2001

(f) The adjustment reflects travel expenses incurred by management for trips to Si Fang's operations in China

(g) The adjustment reflects equity income from investment in Si Fang recognized by the Company for the respective periods

(h) The adjustment reflects the tax effect of the total adjustments calculated at the federal statutory rate of 34%

The gain on the sale of Si Fang is not reflected in the above pro forma statement because it is a non-recurring item. The unaudited pre-tax gain on the sale of the interest in Si Fang, which occurred in July 2001, was approximately $650,000 and will be reflected in the Company's operating results for the three-month period ending September 30, 2001.